SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 15, 2003

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                    File No. 1-8009               36-3060977
(State of incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification No.)

6718 West Plank Road, Peoria, Illinois                     61604
(Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code:        (309) 697-4400

                               Not applicable
       (Former Name or Former Address, if Changed Since Last Report)


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

        (c) Exhibits

            Exhibit 99.1 Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated April 15, 2003.

            Exhibit 99.2 Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated April 15, 2003.


Item 9. REGULATION FD DISCLOSURE

     On April 15, 2003, ROHN Industries, Inc. (the "Company") filed with the Securities and Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K"). Accompanying the Form 10-K as correspondence were the certifications of Horace Ward, Chief Executive Officer, and John Castle, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The certifications are attached hereto as Exhibits 99.1 and 99.2.

     The certifications attached hereto as exhibits are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Form 10-K or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ROHN INDUSTRIES, INC.



Dated:  April 15, 2003                    By:   /s/ John Castle
                                              ------------------------------
                                              John Castle
                                              Chief Financial Officer